SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number - (360) 734-9900

Date of fiscal year end: May 31, 2008
Date of reporting period: May 31, 2008

Report to Shareowners

Amana Mutual Funds Trust

Annual Report May 31, 2008

1300 North State Street
Bellingham, WA 98225
www.amanafunds.com
888 / 73-AMANA

Performance Summary (as of June 30, 2008):

Average Annual Returns (before any taxes paid by shareowners)
	1 year	3 years	5 years	10 years	Expense Ratio¹
Amana Income Fund	-1.23%	13.11%	16.24%	7.00%	1.38%
Amana Growth Fund	-3.51%	12.47%	16.46%	11.34%	1.36%

Morningstar™ Ratings²	Overall	1 year	3 years	5 years	10 years
Amana Income Fund - "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	2	1	1	7
Funds in category	1,183	1,428	1,183	928	427
Amana Growth Fund - "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	32	4	2	2
Funds in category	1,488	1,786	1,488	1,215	589

Lipper Quintile Rankings³	1 year	3 years	5 years	10 years
Amana Income Fund - "Equity Income" category
Quintile Rank	1st	1st	1st	1st
Absolute Rank / Funds in category	4/277	1/219	1/153	12/97
Amana Growth Fund - "Multi-Cap Growth" category
Quintile Rank	2nd	1st	1st	1st
Absolute Rank / Funds in category	152/493	29/374	10/314	6/135

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end can be obtained by calling toll-free 888-73/AMANA or visiting www.amanafunds.com. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 30 days. Share price, yield and return will vary and you may have a gain or loss when you sell your shares.

Please consider an investment's objective, risks, charges and expenses carefully before investing. To obtain a free prospectus that contains this and other important information on the Amana Funds, please call toll-free 888-73/AMANA or visit www.amanafunds.com. Please read the prospectus carefully before investing.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus - dated Aug. 20, 2007, incorporating results for the May 31, 2007 fiscal year and differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

² Source: Morningstar June 30, 2008. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

³ Source: Lipper Inc., A Thomson Reuters Company, June 30, 2008. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested.

Fellow Shareowners:

It's a bear market, and the Amana Funds are performing admirably. For the year ended May 31st, 2008, our shareowners benefited as Amana Income Fund's value per share grew (after paying operating expenses) 3.61% and Amana Growth Fund appreciated 2.91%. Meanwhile, the broad-based indices (having no operating expenses) slid: the S&P 500 Index declined 6.70% and the Russell 2000 Index of smaller-cap stocks lost a total 10.53%.

Solid Improvements Benefit Shareowners

Despite wintry economic conditions, Amana's portfolio assets dramatically increased for another year. Amana Income Fund's assets jumped 111% to $494 million and Amana Growth Fund grew by 47% to $758 million. As a result, fixed costs are spread across a larger asset base and the expense ratios of both Funds decreased for the fifth straight year. The Amana Income Fund's expense ratio declined from 1.37% last year to 1.32%, and Amana Growth's expense ratio declined from 1.36% to 1.29%. Recently introduced breakpoints reducing the investment advisory fee is another reason that Fund expenses declined - to the benefit of all shareowners.

Good long-term results encourage financial planners and wealth advisers to place their clients' investments with Amana. The majority of our investors now come from mutual fund supermarkets such as Schwab and Fidelity, as well as hundreds of brokerage firms. The expense of their distribution services is reflected in our expense ratio. The distribution expense benefits many shareowners by enabling them to buy Amana shares in a consolidated brokerage account or escape costs associated with a 401(k) retirement plan.

Consistent Top Performance

Amana Income Fund received two important first-place Lipper Awards in March 2008. Chosen from 198 funds in the Equity Income category over 3 years through December 31, 2007, Amana Income repeated its achievement of the year before. According to Lipper, Amana Income demonstrated "consistently strong risk-adjusted returns compared with peers." Amana Income also placed first in the five-year time period for the same Lipper category among 135 funds.

Both Amana Income and Amana Growth received the top "five star" rating from Morningstar every month during the fiscal year.

Portfolios

Amana Income's concentration on industries such as Utilities, Food, Chemicals, and Mining was sound positioning in a year with more than its share of volatility. The riskier Growth Fund is more oriented to the Medical and Technology industries. At times during the year, we maintained large cash reserves in a successful defensive strategy.

Looking Ahead

Amana's prohibition from investing in most financial service companies and all forms of debt provided insulation from the mortgage market debacle. However, problems in the credit and housing markets in countries like the United States, United Kingdom and Spain are undermining economic growth worldwide. Large investment and commercial banks are failing, and the costs are spreading.

Expense ratios of both Amana Funds decreased for the fifth straight year.

The escalating costs of crude oil, commodities, and food, coupled with continued worries about the deleterious effects of inflation on the global economy limit an economic recovery. Homebuilding and automaking are clear examples of industries in trouble. An increasingly frail dollar, while keeping exports cheap, is not viable as long-term policy.

We remain committed to value investing. Lower prices in the markets mean that our shopping and comparing brings up more and more opportunities, as we seek the best long-term holdings. Our Islamic screening process, where we favor companies with no or low debt, is a strong bulwark against making the kinds of mistakes that burden many mutual funds. Fortunately, investors with a longer-term investment horizon usually find significant opportunities in the rubble of bear markets and recessions.

Islamic guidelines discourage speculation, which is one reason for our 30-day early redemption shareowner fee. The Funds continued their tradition of low portfolio turnover, an investment strategy increasingly recognized for its benefits.

It is crucial for investors to understand that long-term growth comes with risk and volatility. Local Saturna Capital representatives work from the Chicago, Los Angeles, and New York City areas to better serve you. Our staff travels widely to appear at gatherings and financial offices to inform about investing and Islamic finance. Please visit www.amanafunds.com for the presentations schedule and other useful information, or call 1-888/73-AMANA.

Respectfully,

(graphic omitted)
Nicholas Kaiser,
President & Portfolio Manager

(graphic omitted)
Talat Othman,
Independent Board Chairman

Annual Report   May 31, 2008   |   3

Performance Review (as of May 31, 2008):

The Amana Funds performed well for the year ended May 31, 2008. While we caution investors that the outstanding performance may not continue, we are pleased to report some of the recognition our performance history has generated.

As of May 31, 2008, the U.S. mutual fund rating service, Morningstar™, honored Amana by awarding both Funds their highest rating: ***** Overall. The strong performance history of both Funds is also illustrated in their high "% Rank in category" standings. Here are the details¹:

Morningstar™ Ratings	Overall	1 year	3 years	5 years	10 years
Amana Income Fund - "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	2	1	1	10
Funds in category	1,185	1,449	1,185	935	430
Amana Growth Fund - "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	31	5	2	2
Funds in category	1,495	1,794	1,495	1,230	585

Amana also garnered high marks with Lipper Inc. (A Thomson Reuters Company)²:

Lipper Quintile Rankings	1 year	3 years	5 years	10 years
Amana Income Fund - "Equity Income" category
Quintile Rank	1st	1st	1st	1st
Absolute Rank / Funds in category	2/275	1/218	1/149	12/97
Amana Growth Fund - "Multi-Cap Growth" category
Quintile Rank	2nd	1st	1st	1st
Absolute Rank / Funds in category	171/509	41/390	9/324	6/138

Performance data quoted herein represents past performance and is no guarantee of future results.

¹ Source: Morningstar May 31, 2008. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

² Source: Lipper Inc., A Thomson Reuters Company, May 31, 2008. Lipper Inc. Is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile Rankings are based on past performance with capital gains and dividends reinvested.

Discussion of Fund Performance

The performance of each Fund is determined by its investments as well as general market conditions. Islamic restrictions impact the types of investments available to the Funds, as do the objectives of capital preservation and current income (Amana Income) and long-term capital growth (Amana Growth). The Funds do not receive interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The avoidance of investments in financial service and high-debt companies significantly benefited the Funds during the major credit and banking crises that began in August 2007. Our investment results also benefited from maintenance of abnormally high levels of cash in the portfolios at times during the year. We seek companies with good environmental, social and governance policies as they often provide solid long-term investor returns.

Amana Income Fund

For the year ended May 31, 2008, Amana Income Fund's total return was 3.61% (versus 24.31% the year before). Income dividends of 18¢ per share and capital gain distributions of 43¢ per share were paid during the year. Individual U.S. federal income taxes on these dividends during 2008 are at the lowest levels in decades, a support for the stock market likely to diminish in future years. Investors nationwide, pleased with the excellent results in deteriorating markets, purchased $327 million in new shares which more than doubled Fund assets at $498 million. Higher assets reduced the operating expense ratio to 1.32% from 1.37%.

Amana Income Fund received two important first-place Lipper Awards in March 2008. Chosen from 198 funds in the Equity Income category over three years through December 31, 2007, Amana Income repeated its first-place finish of the year before. Amana Income also placed first in the five year time period for the same Lipper category among 135 funds.

(graphics omitted)

During the year, the Fund reduced its overweighting in basic and cyclical industries, as we feel the economic cycle is about out of steam (or credit, as it's known in business). Still, energy (EnCana, ConocoPhilips) and resource (BHP, Rio Tinto, Freeport-McMoRan) issues performed very well. Steel (Nucor, U.S. Steel) and railroad (Burlington Northern, Canadian rails) companies also did well. We increased our weighting in conservative holdings in the medical (Abbott Labs, Eli Lilly, Pfizer) and food (General Mills, Kellogg, PepsiCo) industries. FPL, a large producer of electricity from renewable sources, remains a favorite in the utility industry. Telecommunication companies (AT&T, BCE) continue to benefit from world interdependence and changing technologies. The Fund only buys equity securities paying dividends, primarily of larger and more established companies.

Amana Growth Fund

The Amana Growth Fund's total return was 2.91% (vs. 21.54% the year before). By policy, the Fund seeks to avoid paying income dividends. Total asset growth of 47% to $758 million reduced the operating expense ratio to 1.29% from 1.36%.

Amana Growth's portfolio is weighted towards technology. Medical companies, where R&D is a big part of the business, are our largest industry (but performed only modestly this year). Large computer companies (especially Apple, but also IBM, Adobe and Hewlett-Packard) contributed a huge part to our success. Potash Corp. of Saskatchewan, fueled by the world's biofuel frenzy, rocketed up 180% to be one of the largest single issues in the portfolio. We have increased allocation in retailing (Best Buy, Coach, Amazon) and food production consistent with our balanced, value approach.

The U.S. economy is benefiting from the low dollar as it exports food, services and high technology such as airplanes. The Federal banking system has cut interest rates in an effort to boost economic activity, which has kept the U.S. dollar low. The shortages that caused higher energy and food prices will moderate, as supply increases and demand abates.

Annual Report   May 31, 2008   |  5

Amana Income Fund: Performance Summary

Average Annual Returns as of May 31, 2008
	1 year	5 years	10 years	Expense Ratio¹
Amana Income Fund	3.61%	17.91%	7.78%	1.38%
S&P 500 Index	-6.70%	9.75%	4.20%	N/A

Growth of $10,000	Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 1998 to a similar amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $21,145 versus $15,103 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus - dated Aug. 20, 2007, incorporating results for the 2007 fiscal year and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective
The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets
United States Steel	2.1%
FPL Group	2.0%
EnCana	1.8%
3M	1.8%
AT&T	1.8%
United Parcel Service Class B	1.7%
ConocoPhillips	1.7%
Kimberly-Clark	1.7%
Nike Class B	1.7%
Emerson Electric	1.6%

6   |   Annual Report   May 31, 2008

Amana Income Fund: Schedule of Investments
Common Stocks - 87.0%	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Aerospace
Teleflex	60,000	4,066,620	3,546,600	0.7
United Technologies	75,000	4,930,222	5,328,000	1.1
		8,996,842	8,874,600	1.8

Automotive
Autoliv	60,000	3,359,348	3,280,200	0.7
Genuine Parts	140,000	6,256,007	6,161,400	1.2
		9,615,355	9,441,600	1.9

Building
Plum Creek Timber	50,000	1,595,865	2,332,500	0.5
Weyerhaeuser	20,000	1,303,161	1,246,600	0.2
		2,899,026	3,579,100	0.7

Chemicals
Air Products and Chemicals	75,000	6,184,927	7,644,000	1.5
BASF ADS	25,000	1,940,486	3,742,500	0.8
DuPont	140,000	6,735,531	6,707,400	1.4
Methanex	150,000	4,064,982	4,297,500	0.9
Praxair	85,000	6,279,542	8,080,100	1.6
RPM International	180,000	3,642,493	4,415,400	0.9
		28,847,961	34,886,900	7.1

Computer Hardware
Microchip Technology	100,000	3,599,900	3,684,000	0.8
Taiwan Semiconductor ADS	351,249	3,664,904	4,021,801	0.8
		7,264,804	7,705,801	1.6

Cosmetics & Toiletries
Procter & Gamble	120,000	7,559,406	7,926,000	1.6

Diversified Operations
Carlisle Companies	170,000	5,291,566	5,683,100	1.1
Honeywell International	110,000	5,620,613	6,558,200	1.3
3M	115,000	9,004,144	8,919,400	1.8
Tomkins ADS	100,000	2,154,500	1,439,000	0.3
		22,070,823	22,599,700	4.5

Energy
BP ADS	100,000	6,379,486	7,251,000	1.5
ConocoPhillips	90,000	6,722,680	8,379,000	1.7
EnCana	100,000	4,799,752	9,037,000	1.8
Exxon Mobil	80,000	5,035,202	7,100,800	1.4
Spectra Energy	35,000	988,750	945,700	0.2
		23,925,870	32,713,500	6.6

Food Production
Archer Daniels Midland	80,000	3,472,696	3,176,000	0.6
General Mills	110,000	6,387,353	6,952,000	1.4
J.M. Smucker	80,000	4,277,547	4,223,200	0.9
Kellogg	140,000	7,140,406	7,253,400	1.5

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2008   |  7

Amana Income Fund: Schedule of Investments
Common Stocks - 87.0%	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Food Production (continued)
PepsiCo	100,000	$6,828,790	$6,830,000	1.4
Unilever ADS	150,000	4,250,044	4,957,500	1.0
		32,356,836	33,392,100	6.8

Industrial Automation/Robotics
Rockwell Automation	110,000	6,509,291	6,440,500	1.3

Instruments - Control
Parker Hannifin	80,000	4,923,107	6,773,600	1.4

Machinery
Emerson Electric	140,000	6,967,616	8,145,200	1.6
Manitowoc	150,000	3,071,836	5,835,000	1.2
		10,039,452	13,980,200	2.8

Medical
Abbott Laboratories	140,000	7,199,431	7,889,000	1.6
AstraZeneca ADS	130,000	6,172,525	5,679,700	1.1
Eli Lilly	150,000	8,114,359	7,221,000	1.5
GlaxoSmithKline ADR	65,000	3,597,682	2,894,450	0.6
Johnson & Johnson	90,000	5,972,522	6,006,600	1.2
Novartis ADR	90,000	4,505,660	4,711,500	0.9
Pfizer	400,000	9,402,068	7,744,000	1.6
Wyeth	130,000	5,649,109	5,781,100	1.2
		50,613,356	47,927,350	9.7

Metal Ores
Alcoa	150,000	5,383,861	6,088,500	1.2
BHP Billiton ADS	85,000	3,807,112	7,168,900	1.4
Freeport-McMoRan Copper & Gold Class B	55,000	3,779,957	6,364,050	1.3
Rio Tinto ADS	14,000	1,945,210	6,767,740	1.4
		14,916,140	26,389,190	5.3

Office Material
Avery Dennison	60,000	3,666,463	3,094,800	0.6

Paint & Allied Products
Valspar	40,000	1,141,129	902,400	0.2

Paper & Paper Products
Kimberly-Clark	130,000	8,682,051	8,294,000	1.7

Publishing - Books
McGraw-Hill	150,000	7,293,406	6,223,500	1.3
Pearson ADS	225,000	3,386,176	3,044,250	0.6
		10,679,582	9,267,750	1.9

Real Estate
Duke Realty	100,000	3,206,640	2,568,000	0.5

Shoes & Related Apparel
Nike Class B	120,000	6,990,614	8,204,400	1.7

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8   |   Annual Report   May 31, 2008

Amana Income Fund: Schedule of Investments
Common Stocks - 87.0%	Number of Shares	Tax Cost	Market Value	Percentage of Assets
Soap & Cleaning Preparants
Colgate-Palmolive	90,000	$6,246,123	$6,692,400	1.4

Steel
Nucor	65,000	3,011,101	4,862,000	1.0
United States Steel	60,000	5,085,087	10,362,600	2.1
Tenaris ADR	50,000	2,042,366	3,065,000	0.6
		10,138,554	18,289,600	3.7

Telecommunications
AT&T	220,000	7,910,886	8,778,000	1.8
BCE	150,000	4,475,319	5,271,000	1.1
Chunghwa Telecom ADR	200,000	4,108,881	4,954,000	1.0
SK Telecom ADR	50,000	1,119,110	1,136,000	0.2
Telefónica ADS	60,000	2,930,195	5,161,800	1.0
Telus	70,000	3,562,018	3,266,200	0.6
Vodafone Group ADS	150,000	4,545,682	4,813,500	1.0
		28,652,091	33,380,500	6.7

Tools
Black & Decker	43,000	3,746,684	2,782,100	0.6
Illinois Tool Works	100,000	5,364,758	5,370,000	1.1
Regal-Beloit	100,000	4,068,804	4,650,000	0.9
		13,180,246	12,802,100	2.6

Transportation
Burlington Northern Santa Fe	65,000	4,544,119	7,348,250	1.5
Canadian National Railway	110,000	5,201,761	6,205,100	1.3
Canadian Pacific Railway	90,000	4,930,334	6,584,400	1.3
United Parcel Service Class B	120,000	8,672,585	8,522,400	1.7
		23,348,799	28,660,150	5.8

Utilities - Gas & Electric
Duke Energy	70,000	992,740	1,293,600	0.3
E. ON ADS	85,000	4,048,846	6,022,250	1.2
FPL Group	150,000	8,001,732	10,128,000	2.0
IDACORP	90,000	2,978,396	2,759,400	0.6
National Fuel Gas	130,000	5,585,953	7,840,300	1.6
NiSource	40,000	831,812	723,600	0.1
Piedmont Natural Gas Company	60,000	1,117,404	1,621,800	0.3
Sempra Energy	40,000	1,451,126	2,312,400	0.5
Telstra ADR	100,000	1,761,032	2,275,000	0.5
		26,769,041	34,976,350	7.1

Islamic Debt - 0.2%	Maturity	Face Value	Market Value	Percentage of Assets
Halal Putable CD
University Bank Putable CD	4.75% due 4/7/2013¹	1,000,000	1,000,000	0.2

Total investments		374,239,602	430,762,591	87.2
Other assets (net of liabilities)			63,153,796	12.8
Total net assets			$493,916,387	100.0
¹Variable rate; rate shown is effective rate at period end ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2008   |  9

Amana Income Fund

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2008	2007	2006	2005	2004
Net asset value at beginning of year	$30.99	$25.46	$21.42	$17.50	$15.07
Income from investment operations
Net investment income	0.22¹	0.26¹	0.32¹	0.23¹	0.28
Net gains on securities (both realized and unrealized)	0.89	5.87	4.18	3.93	2.43
Total from investment operations	1.11	6.13	4.50	4.16	2.71
Less distributions
Dividends (from net investment income)	(0.18)	(0.20)	(0.29)	(0.24)	(0.28)
Dividends (from capital gains)	(0.43)	(0.41)	(0.17)	-	-
Total distributions	(0.61)	(0.61)	(0.46)	(0.24)	(0.28)
Paid-in capital from early redemption fees²	0.0³	0.01	0.00³	0.00³	-

Net asset value at end of year	$31.49	$30.99	$25.46	$21.42	$17.50

Total return	3.61%	24.31%	21.17%	23.76%	17.99%

Ratios / supplemental data
Net assets ($000), end of year	$493,916	$233,761	$74,606	$40,842	$24,761
Ratio of expenses to average net assets
Before custodian fee waiver	1.33%	1.38%	1.50%	1.61%	1.72%
After custodian fee waiver	1.32%	1.37%	1.49%	1.60%	1.71%
Ratio of net investment income to average net assets	0.71%	0.95%	1.34%	1.26%	1.71%
Portfolio turnover rate	2%	14%	10%	9%	3%
¹Calculated using average shares outstanding ²Early redemption fee adopted August 18, 2004 ³Amount is less than $0.01

Statement of Assets and Liabilities	Year ended May 31, 2008

Assets
Investments in securities, at value (Cost $374,239,602)	$430,762,591
Cash	63,491,262
Receivable for Fund shares sold	3,055,503
Dividends/income receivable	1,021,299
Insurance reserve premium	2,529
Total assets		498,333,184
Liabilities
Payable for securities purchased	3,532,855
Payable to affiliates	398,273
Payable for Fund shares redeemed	309,445
Accrued expenses	138,058
Distributions payable	38,166
Total liabilities		4,416,797
Net assets		$493,916,387

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	436,950,421
Undistributed net investment income	275,837
Accumulated net realized gain	167,140
Unrealized net appreciation on investments	56,522,989
Net assets applicable to Fund shares outstanding		$493,916,387

Fund shares outstanding		15,685,195

Net asset value, offering and redemption price per share		$31.49

The accompanying notes are an integral part of these financial statements.

10   |   Annual Report   May 31, 2008

Amana Income Fund

Statement of Operations	Year ended May 31, 2008

Investment income
Dividends/Income (net of foreign taxes of $223,070)	$6,713,398
Miscellaneous income	415
Gross investment income		6,713,813
Expenses
Investment adviser and administration fees	3,158,532
Distribution fees	831,194
Shareowner servicing	199,192
Other expenses	63,554
Custodian fees	43,693
Printing and postage	41,894
Professional fees	33,331
Filing and registration fees	22,615
Chief Compliance Officer expenses	18,605
Total gross expenses	4,412,610
Less custodian fees waived	(43,693)
Net expenses		4,368,917
Net investment income		2,344,896

Net realized gain on investments
Proceeds from sales	4,652,586
Less cost of securities sold (based on identified cost)	(2,618,571)
Realized net gain on securities sold	2,034,015
Long-term gain distribution on Real Estate Investment Trusts	146,863
Litigation gain	7,759
Net realized gain on investments		2,188,637
Unrealized gain on investments
End of period	56,522,989
Beginning of period	44,892,444
Increase in unrealized gain		11,630,545
Net realized and unrealized gain on investments		13,819,182

Net increase in net assets resulting from operations		$16,164,078

Statements of Changes of Net Assets
	Year ended May 31, 2008	Year ended May 31, 2007
Increase in net assets
From operations
Net investment income	$2,344,896	$1,181,618
Net realized gain on investments	2,188,637	3,132,963
Net increase in unrealized appreciation	11,630,545	26,662,231
Net increase in net assets	16,164,078	30,976,812
Dividends to shareowners from
Net investment income	(2,408,828)	(1,224,430)
Capital gains distributions	(4,767,678)	(1,834,296)
Total distributions	(7,176,506)	(3,058,726)
From Fund share transactions
Proceeds from sales of shares	327,138,981	163,313,552
Value of shares issued in reinvestment of dividends	7,048,022	3,011,801
Early redemption fees retained	45,155	23,297
Cost of shares redeemed	(83,064,445)	(35,111,904)
Net increase in net assets	251,167,713	131,236,746
Total increase in net assets	260,155,285	159,154,832

Net assets
Beginning of year	233,761,102	74,606,270
End of year	$493,916,387	$233,761,102

Shares of the Fund sold and redeemed
Number of shares sold	10,665,246	5,795,654
Number of shares issued in reinvestment of dividends	226,750	104,461
Number of shares redeemed	(2,750,228)	(1,286,974)
Net increase in number of shares outstanding	8,141,768	4,613,141

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2008   |  11

Amana Growth Fund: Performance Summary

Average Annual Returns as of May 31, 2008
	1 Year	5 Year	10 Year	Expense Ratio¹
Amana Growth Fund	2.91%	18.57%	12.17%	1.36%
Russell 2000 Index	-10.53%	12.51%	6.45%	N/A

Growth of $10,000	Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 1998 to a similar amount invested in the Russell 2000 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $31,541 versus $18,709 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated Aug. 20, 2007, incorporating results for the 2007 fiscal year and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective
The primary objective of the Growth Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets.
Apple	3.7
Potash Corp. of Saskatchewan	3.5
Rio Tinto ADS	2.1
Trimble Navigation	2.1
Adobe Systems	2.1
Norfolk Southern	1.9
United Parcel Service Class B	1.9
America Móvil ADR	1.8
PepsiCo	1.8
EnCana	1.8

12   |   Annual Report   May 31, 2008

Amana Growth Fund: Schedule of Investments
Common Stocks - 92.4%	Number of Shares	Cost	Market Value	Percentage of Assets
Aerospace
Crane	210,000	$8,044,754	$9,586,500	1.3

Automotive
Genuine Parts	125,000	5,729,519	5,501,250	0.7
Toyota Motor ADS	100,000	9,735,399	10,205,000	1.4
		15,464,918	15,706,250	2.1

Building
Building Materials Holding	54,728	1,417,353	146,671	0.0²
Fastenal	155,000	5,896,127	7,663,200	1.0
Lowe's Companies	225,000	6,800,080	5,400,000	0.7
		14,113,560	13,209,871	1.7

Business Services
Convergys¹	300,000	7,536,833	4,839,000	0.6
Gartner¹	100,000	1,945,945	2,179,000	0.3
		9,482,778	7,018,000	0.9

Chemicals
Potash Corp. of Saskatchewan	135,000	4,368,484	26,874,450	3.5

Computer Hardware
Apple¹	150,000	7,333,938	28,312,500	3.7
Cree¹	160,000	3,729,286	4,067,200	0.5
Hewlett-Packard	270,000	10,237,659	12,706,200	1.7
Intel	450,000	10,346,370	10,431,000	1.4
International Business Machines	85,000	7,567,983	11,001,550	1.5
Quantum¹	400,000	779,928	684,000	0.1
SanDisk¹	135,000	6,409,748	3,821,850	0.5
Seagate Technology	200,000	5,233,520	4,284,000	0.6
Sun Microsystems¹	62,500	1,549,425	809,375	0.1
Taiwan Semiconductor ADS	734,405	7,442,763	8,408,937	1.1
Verigy¹	180,000	3,976,051	4,597,200	0.6
Xilinx	200,000	5,389,060	5,440,000	0.7
		69,995,731	94,563,812	12.5

Computer Networking
Cisco Systems¹	400,000	9,919,480	10,688,000	1.4

Computer Software
Adobe Systems¹	360,000	13,025,243	15,861,600	2.1
Intuit¹	400,000	10,681,008	11,584,000	1.5
Oracle¹	550,000	11,133,255	12,562,000	1.7
		34,839,506	40,007,600	5.3

Electronics
Agilent Technologies¹	200,000	6,880,969	7,478,000	1.0
Canon ADS	190,000	8,738,059	10,280,900	1.3
EMCOR Group¹	275,000	5,128,467	8,071,250	1.1
Harman International Industries	50,000	4,666,715	2,236,000	0.3
Harris	150,000	6,460,799	9,867,000	1.3

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2008   |  13

Amana Growth Fund: Schedule of Investments
Common Stocks - 92.4%	Number of Shares	Cost	Market Value	Percentage of Assets
Electronics (continued)
Qualcomm	220,000	$6,747,204	$10,678,800	1.4
Sony	120,000	5,763,142	6,046,800	0.8
Trimble Navigation¹	400,000	10,397,518	15,936,000	2.1
		54,782,873	70,594,750	9.3

Energy
BP ADS	105,000	6,758,001	7,613,550	1.0
EnCana	150,000	5,938,213	13,555,500	1.8
Noble	200,000	8,279,609	12,628,000	1.7
Petro-Canada	80,000	4,328,356	4,617,600	0.6
		25,304,179	38,414,650	5.1

Food Production
Dr. Pepper Snapple Group¹	100,000	2,573,680	2,518,000	0.3
Groupe Danone ADS¹	380,000	6,334,458	6,650,000	0.9
Hansen Natural¹	325,000	10,751,021	10,153,000	1.4
PepsiCo	200,000	12,846,807	13,660,000	1.8
		32,505,966	32,981,000	4.4

Internet Content
Akamai Technologies¹	160,000	5,410,296	6,248,000	0.8
SumTotal Systems¹	50,000	334,377	232,500	0.0²
		5,744,673	6,480,500	0.8

Machinery
Manitowoc	300,000	6,466,216	11,670,000	1.5

Medical
Amgen¹	145,000	9,222,539	6,384,350	0.8
Barr Pharmaceuticals¹	160,000	8,129,872	7,008,000	0.9
DENTSPLY International	250,000	8,092,272	10,135,000	1.3
Eli Lilly	40,000	2,350,723	1,925,600	0.3
Genentech¹	140,000	10,084,074	9,921,800	1.3
Genzyme¹	130,000	8,679,340	8,899,800	1.2
Humana¹	250,000	12,685,906	12,762,500	1.7
IMS Health	210,000	5,695,059	5,090,400	0.7
Johnson & Johnson	180,000	11,364,454	12,013,200	1.6
Novartis ADR	150,000	8,029,731	7,852,500	1.0
Novo Nordisk ADS	124,000	3,771,106	8,097,200	1.1
Pharmaceutical Product Development	180,000	6,004,117	7,957,800	1.1
VCA Antech¹	300,000	10,370,031	9,411,000	1.2
Wyeth	200,000	9,335,731	8,894,000	1.2
Zimmer Holdings¹	150,000	11,246,605	10,920,000	1.4
		125,061,560	127,273,150	16.8

Metal Ores
Anglo American ADR	350,000	7,977,318	11,998,000	1.6
Rio Tinto ADS	33,000	5,627,595	15,952,530	2.1
		13,604,913	27,950,530	3.7

The accompanying notes are an integral part of these financial statements.

14   |   Annual Report   May 31, 2008

Amana Growth Fund: Schedule of Investments
Common Stocks - 92.4%	Number of Shares	Cost	Market Value	Percentage of Assets
Continued on next page.
Publishing - Books
John Wiley & Sons Class A	100,000	$3,474,490	$4,725,000	0.6
McGraw-Hill	220,000	11,148,557	9,127,800	1.2
		14,623,047	13,852,800	1.8

Retail
Amazon.com¹	100,000	8,498,575	8,162,000	1.1
American Eagle Outfitters	450,000	10,158,960	8,199,000	1.1
Bed Bath & Beyond¹	150,000	5,956,294	4,779,000	0.6
Best Buy	215,000	10,598,167	10,038,350	1.3
Coach¹	240,000	8,677,046	8,712,000	1.1
CVS/Caremark	100,000	4,151,810	4,279,000	0.6
PetSmart	230,000	6,743,367	5,391,200	0.7
Staples	250,000	6,313,390	5,862,500	0.8
		61,097,609	55,423,050	7.3

Soap & Cleaning Preparants
Clorox	175,000	10,635,742	9,997,750	1.3

Telecommunications
América Móvil ADR	230,000	8,607,625	13,747,100	1.8
American Tower¹	60,000	2,618,826	2,743,200	0.4
China Mobile ADS	52,500	2,278,083	3,873,975	0.5
Rogers Communications	160,000	6,605,757	7,041,600	0.9
		20,110,291	27,405,875	3.6

Tools
Lincoln Electric Holdings	96,500	4,841,718	7,959,320	1.1
Regal-Beloit	145,000	6,547,413	6,742,500	0.9
		11,389,131	14,701,820	2.0

Transportation
Canadian Pacific Railway	175,000	10,657,416	12,803,000	1.7
LAN Airlines ADS	350,000	2,435,338	4,249,000	0.6
Norfolk Southern	220,000	11,273,975	14,823,600	1.9
United Parcel Service Class B	200,000	14,457,083	14,204,000	1.9
		38,823,812	46,079,600	6.1

Islamic Debt - 0.1%	Maturity	Face Value	Market Value	Percentage of Assets
Halal Putable CD
University Bank Putable CD	4.75% due 4/7/2013³	1,000,000	1,000,000	0.1

Total investments		587,379,223	701,479,958	92.5
Other assets (net of liabilities)			57,017,617	7.5
Total assets			$758,497,575	100.0
¹Non-income producing security ²Amount is less than 0.1% ³Variable rate; rate shown is effective rate at period end ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2008   |  15

Amana Growth Fund

Financial Highlights	For Year Ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2008	2007	2006	2005	2004
Net asset value at beginning of year	$22.80	$18.76	$15.51	$12.34	$10.01
Income from investment operations
Net investment income (loss)	(0.09)	(0.09)¹	(0.09)¹	(0.13)¹	(0.11)
Net gains (losses) on securities (both realized and unrealized)	0.75	4.13	3.34	3.30	2.44
Total from investment operations	0.66	4.04	3.25	3.17	2.33
Less distributions
Dividends (from net investment income)	-	-	-	-	-
Distributions (from capital gains)	(0.20)	-	-	-	-
Total distributions	(0.20)	-	-	-	-
Paid-in capital from early redemption fees²	0.00³	0.00³	0.00³	0.00³	-

Net asset value at end of year	$23.26	$22.80	$18.76	$15.51	$12.34

Total return	2.91%	21.54%	20.95%	25.69%	23.28%

Ratios / supplemental data
Net assets ($000), end of year	$758,498	$514,247	$214,809	$53,874	$32,778
Ratio of expenses to average net assets
Before custodian fee waiver	1.31%	1.36%	1.42%	1.66%	1.75%
After custodian fee waiver	1.29%	1.36%	1.41%	1.65%	1.73%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.43)%	(0.51)%	(0.87)%	(1.00)%
Portfolio turnover rate	7%	9%	5%	2%	13%
¹Calculated using average shares outstanding ²Early redemption fee adopted August 18, 2004 ³Amount is less than $0.01

Statement of Assets and Liabilities	Year ended May 31, 2008

Assets
Investments in securities, at value (Cost $587,379,223)	$701,479,958
Cash	62,615,329
Receivable for Fund shares sold	1,672,596
Dividends/income receivable	806,295
Total assets	766,574,178
Liabilities
Payable for securities purchased	7,065,710
Payable to affiliates	603,410
Accrued expenses	207,774
Payable for Fund shares redeemed	199,709
Total liabilities	8,076,603
Net assets	$758,497,575

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	641,477,879
Accumulated net realized gain	2,918,961
Unrealized net appreciation on investments	114,100,735
Net assets applicable to Fund shares outstanding	$758,497,575

Fund shares outstanding	32,609,140

Net asset value, offering and redemption price per share	$23.26

The accompanying notes are an integral part of these financial statements.

16   |   Annual Report   May 31, 2008

Amana Growth Fund

Statement of Operations	As of May 31, 2008

Investment income
Dividends (net of foreign taxes of $313,877)	$5,657,194
Miscellaneous income	885
Gross investment income	5,658,079
Expenses
Investment adviser and administration fees	5,860,242
Distribution fees	1,573,083
Shareowner servicing	382,000
Other expenses	110,900
Custodian fees	87,969
Professional fees	78,636
Printing and postage	50,500
Chief Compliance Officer expenses	34,700
Filing and registration fees	20,500
Total gross expenses	8,198,530
Less custodian fees waived	(87,969)
Net expenses	8,110,561
Net investment loss	(2,452,482)

Net realized gain on investments
Proceeds from sales	40,132,148
Less cost of securities sold (based on identified cost)	(30,922,205)
Realized net gain on securities sold	9,209,943
Long term gain distribution on securities	577,568
Litigation gain	5,607
Net realized gain on securities	9,793,118
Unrealized gain on investments
End of period	114,100,735
Beginning of period	102,167,978
Increase in unrealized gain	11,932,757
Net realized and unrealized gain on investments	21,725,875

Net increase in net assets resulting from operations	$19,273,393

Statements of Changes of Net Assets
	Year ended May 31, 2008	Year ended May 31, 2007
Increase in net assets
From operations
Net investment loss	$(2,452,482)	$(1,387,645)
Net realized gain on investments	9,793,118	3,007,201
Net increase in unrealized appreciation	11,932,757	66,787,296
Net increase in net assets	19,273,393	68,406,852
Dividends to shareowners from
Capital gains distributions	(5,820,450)	-
Total distributions	(5,820,450)	-
From Fund share transactions
Proceeds from sales of shares	408,482,475	356,933,617
Value of shares issued in reinvestment of dividends	5,764,765	-
Early redemption fees retained	83,811	33,807
Cost of shares redeemed	(183,533,295)	(125,936,130)
Net increase in net assets	230,797,756	231,031,294
Total increase in net assets	244,250,699	299,438,146

Net assets
Beginning of year	514,246,876	214,808,730
End of year	$758,497,575	$514,246,876

Shares of the Fund sold and redeemed
Number of shares sold	18,030,130	17,396,963
Number of shares issued in reinvestment of dividends	250,642	-
Number of shares redeemed	(8,226,503)	(6,290,158)
Net increase in number of shares outstanding	10,054,269	11,106,805

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2008   |  17

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana mutual fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana funds, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 30 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (December 1, 2007 to May 31, 2008).

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

Hypothetical Example For Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no Saturna IRA fees with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2007]	Ending Account Value [May 31, 2008]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Actual	$1,000.00	$1,016.10	$6.65	1.32%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.66	1.32%

Growth Fund
Actual	$1,000.00	$1,000.50	$6.50	1.30%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%

Expenses are equal to annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2007 through May 31, 2008), multiplied by the average account value over the period, multiplied by 183/365 to reflect the semi-annual period.

18   |   Annual Report May 31, 2008

Notes To Financial Statements

Note 1- Organization

Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Unlisted securities are valued using an independent pricing service, which determines valuations by using a matrix. For unlisted ADRs, this technique considers ADR ratios (the number of shares of the underlying security represented by an ADR certificate), underlying share trading on foreign exchanges, and input from news sources and depositary banks.

Other securities for which quotations are not readily available are valued at fair values as determined in good faith by or under the direction of the Board of Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

In September 2006, FASB issued FASB Statement No. 157, Fair Value Measurement ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not believe the adoption of SFAS 157 will have any impact on the Fund's financial statement disclosures.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with sharia. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. These deposits with banks exceed the FDIC insured limits. Statement of Accounting Standards No. 107 identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This continuing process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

As qualified investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that they distribute all of their taxable income. It is the Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareowners. Therefore, no Federal Income Tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. This may result in temporary and permanent differences between tax basis and earnings reported for financial statement purposes. These reclassifications have no impact on the net asset value of the Funds, and are primarily attributable to certain differences in computation of distributable income and capital gains under Federal tax rules versus accounting principles generally accepted in the United States.

In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the relevant Statute of Limitations, for all major jurisdictions.Open tax years are those that are open for exam by taxing authorities. The major tax authority for the Funds is the Internal Revenue Service. At May 31, 2008, three previous tax years are open: May 31, 2005 through May 31, 2008. The Funds have no examinations in progress. The Funds reviewed this tax year and concluded that the adoption of FIN 48 resulted in no effect on the Funds' financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end May 31, 2008. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. FIN 48 was adopted by the Funds on June 1, 2007.

Dividends and distributions to the shareowners:

Dividends from equity securities and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date. Expenses incurred

Annual Report   May 31, 2008   |  19

by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Dividends and distributions are payable at the end of December and May. As a result of its investment strategy, the Growth Fund does not expect to pay income dividends. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. For the year ended May 31, 2008, Income Fund decreased undistributed net investment loss by $339,769 and decreased accumulated net realized gain by $339,769. For the year ended May 31, 2008, the Growth Fund increased undistributed net investment loss by $2,452,482 and decreased accumulated net realized gain by $2,452,482.

Other:

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than thirty calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation.

Note 3 - Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required to conduct Trust business. For such services, each Fund pays an annual fee equal to 0.95% of the first $500 million of its average daily net assets, 0.85% on the next $500 million and 0.75% on assets over $1 billion. For the year ended May 31, 2008, Income Fund and Growth Fund paid advisory fee expenses of $3,158,532 and $5,860,242, respectively. Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $199,192 and $382,000 for the Income and Growth Fund, respectively, for the year ended May 31, 2008.

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to .25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2008 Income Fund and Growth Fund paid $831,194 and $1,573,083 respectively, to the Distributor. SBS is the primary stockbrokerage used to effect portfolio transactions for the Trust. Since the beginning of calendar 2005, SBS executes portfolio transactions for the Trust for free (no commissions) and has extended its commitment to waive all brokerage commissions through calender 2008.

During the year ended May 31, 2008, the Independent Trustees were paid by the Trust, in arrears: (1) $1,000 per quarter, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $500 for committee meetings not held in conjunction with a board meeting; plus (3) $500 per quarter for serving as chairman of the board or any committee. For the year ended May 31, 2008, the Trust incurred $39,500 of compensation expenses and $51,945 of total expenses for the independent Trustees.

The other officers are paid by Saturna Capital, and not the Trust except for Mr. James D. Winship, who is partially compensated by the Trust. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust for the year ended May 31, 2008. For this period, the Income Fund and the Growth Fund incurred $18,605 and $34,700, respectively, of expenses for the Chief Compliance Officer.

On May 31, 2008, the trustees, officers, and their affiliates as a group owned 0.61% of the Income Fund's and 0.45% of the Growth Fund's outstanding shares.

Note 4 - Dividends

The tax characteristics of distributions paid for the years ending May 31, 2008 and 2007 were as follows:

Income Fund	2008	2007
Ordinary income	$2,408,828	$1,224,430
Long-term capital gain¹	4,767,678	1,834,296
	$7,176,506	$3,058,726

Growth Fund	2008	2007
Ordinary income²	-	-
Long-term capital gain¹	$5,820,450	-
	$5,820,450	-

¹Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.
²By policy, the Growth Fund seeks to avoid paying income dividends.

As of May 31, 2008, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$275,837
Accumulated net realized gain on investments	167,140
Unrealized appreciation	56,522,989
$59,965,966

20   |   Annual Report May 31, 2008

Growth Fund
Undistributed ordinary income	$449,445
Accumulated net realized gain on investments	2,469,516
Unrealized appreciation	114,100,735
$117,019,696

Note: Short-term capital gains are considered ordinary income for tax purposes.

Note 5 - Investments

At May 31, 2008, for Income Fund the net unrealized appreciation of investments of $56,522,989 comprised gross unrealized gains of $69,979,621 and gross unrealized losses of $13,456,632. During the year ended May 31, 2008, the Income Fund purchased $190,972,134 of securities and sold $4,652,586 of securities.

At May 31, 2008, for Growth Fund the net unrealized appreciation of investments of $114,100,735 comprised gross unrealized gains of $143,062,539 and gross unrealized losses of $28,961,804. During the year ended May 31, 2008, the Fund purchased $212,856,994 of securities and sold $40,132,148 of securities.

Note 6 - Custody Credits

In accordance with the Funds' custodian agreements with National City Bank Indiana, custody fees are reduced by credits for cash balances. Such reduction amounted to $43,693 and $87,969 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund and Amana Growth Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 18, 2008

(graphic omitted)
Tait, Weller & Baker LLP

Annual Report   May 31, 2008   |   21

Trustees and Officers (unaudited)

Name, Address, and Age	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Talat M. Othman 3432 Monitor Lane Long Grove IL 60047 Age: 72	Chairman, Trustee (since 2001)	President, Grove Financial, Inc.	Two	None
Samir I. Salah 501 Merlin Lane Herndon VA 20170 Age: 70	Trustee (since 2001)	President, Excel Management, Inc.	Two	None
Iqbal Unus, PhD 500 Grove Street Herndon VA 20170 Age: 64	Trustee (since 1986)	Director, The Fairfax Institute / International Institute of Islamic Thought	Two	None
Abdul Wahab 11000 Wright Road Lynwood CA 90262 Age: 60	Trustee (since 2005)	President, Wasatch Company (Manufacturer and distributor of linen supplies and apparel )	Two	None
Abid Malik 2317 NW Fawn Dr. Blue Springs, MO 64015 Age: 50	Trustee (since 2006)	CEO, eBanyan, Inc. (eCommerce software development)	Two	None
Interested Trustee
Nicholas Kaiser, MBA, CFA 1300 N. State St. Bellingham WA 98225 Age: 62	President and Trustee* (since 1989)	President, Saturna Capital President, Saturna Brokerage Services, Inc.	Eight	Saturna Investment Trust
Officers Who Are Not Trustees
Monem A. Salam, MBA 1300 N. State St. Bellingham WA 98225 Age: 36	Vice President (since 2003)	Director of Islamic Investing, Saturna Capital	N/A	N/A
Christopher Fankhauser 1300 N. State St. Bellingham WA 98225 Age: 36	Treasurer* (since 2002)	Chief Operations Officer, Saturna Capital	N/A	N/A
Ethel B. Bartolome 1300 N. State St. Bellingham WA 98225 Age: 35	Secretary* (since 2003)	Corporate Administrator, Saturna Capital	N/A	N/A
James D. Winship, JD, MBA 1300 N. State St. Bellingham WA 98225 Age: 60	Chief Compliance Officer* (since 2004)	General Counsel, Saturna Capital (since 2007) Private Practice & Adjunct Professor, Univ. of Washington School of Business and Seattle Pacific University (2000-2003)	N/A	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital at 800/SATURNA, includes additional information about Trustees. As of May 31, 2008, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 0.61% and 0.45% of the outstanding shares of the Income Fund and the Growth Fund, respectively.

During the year ended May 31, 2008, the Independent Trustees were paid by the Trust, in arrears: (1) $1,000 per quarter, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $500 for committee meetings not held in conjunction with a board meeting; plus (3) $500 per quarter for serving as chairman of the board or any committee.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The Officers are paid by Saturna Capital Corporation and not the Trust, except for the Chief Compliance Officer, a portion of whose compensation is paid by the Trust. As of May 31, 2008, all Saturna Capital employees listed above as Officers owned shares in each of the Amana funds, with Mr. Kaiser owning more than $500,000 of each fund.

* Holds the same position with Saturna Investment Trust.

22   |   Annual Report   May 31, 2008

Availability of Amana Portfolio Information (unaudited)

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information (unaudited)

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to ensure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. We may disclose this information to an affiliated party to process transactions that you direct. We may use an agent for the purpose of mailing account statements, shareholder reports and other information about our products and services to you, in which case we may provide information, such as your name and address, to the agent solely for that purpose. We contractually require any service providers to protect the confidentiality of your information and to use the information only for the purposes for which you provided it.

We maintain our own technology resources to minimize the use of outside service providers. Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. Please be assured that except as described above, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/73-AMANA.

Householding Policy (unaudited)

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Annual Report   May 31, 2008   |   23

Investment Adviser and Administrator	Saturna Capital Corporation
Custodian	National City Bank of Indiana
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington DC

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

1300 N. State Street
Bellingham, WA 98225
1-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

This report is for the information of the shareowners of the Trust. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Code of Ethics

Registrant has adopted a code of ethics, which is posted on the Fund's Internet website at www.amanafunds.com. Requests may also be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Samir Salah, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ending May 31, 2007 and 2008, the aggregate audit fees billed for professional services rendered by the principal accountant was $26,500 and $30,500, respectively.

(b) Audit-Related Fees

For the fiscal years ending May 31, 2007 and 2008, the aggregate audit-related fees were $0 and $0, respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds' Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees

For the fiscal years ending May 31, 2007 and 2008, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $5,500 and $5,500 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2006 and 2007.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees

For the fiscal years ending May 31, 2007 and 2008, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $5,500 and $5,500 respectively. For the fiscal years ending June 30, 2007 and 2008, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiary), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

Submission of Matters to a Vote of Security Holders

Not applicable.

Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On July 21, 2008, Mr.Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

Exhibits

Exhibits included with this filing:

(a) Certifications.

(1) Nicholas Kaiser, President, Amana Mutual Funds Trust
(2) Christopher Fankhauser, Treasurer, Amana Mutual Funds Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
President
July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
President
July 30, 2008

By:
/s/ Christopher Fankhauser
Treasurer
July 30, 2008